Prepayments and Other Current Assets (Detail) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY
Prepaid Expenses And Other Current Assets [Line Items]
Indemnification assets from a business acquisition	$ 728	4,519	4,911
Deposits	46	286	4,776
Advances to employees	378	2,344	786
Receivables from game developers			13,600
Interests receivable	88	543	528
Prepaid expenses	28,385	176,117	62,086
Others	1,458	9,046	4,898
Total	$ 31,083	192,855	91,585